Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the accompanying Amendment No. 1 to the Archipelago Learning, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2011 (the “Report”), Tim McEwen, Chairman, Chief Executive Officer and President of the Company, and Mark S. Dubrow, Executive Vice President, Chief Financial Officer, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2012

/s/ Tim McEwen
Tim McEwen
Chairman, Chief Executive Officer and President

Dated: April 30, 2012

/s/ Mark S. Dubrow
Mark S. Dubrow
Executive Vice President, Chief Financial Officer